UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2005

Electronics for Imaging, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18805	94-3086355
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Velocity Way, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-357-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 2, 2005, Electronics For Imaging, Inc. ("EFI") announced that it had completed its acquisition of VUTEk, Inc., a Delaware corporation ("VUTEk"), pursuant to the Merger Agreement (the "Merger Agreement"), dated as of April 14, 2005, by and among EFI, EFI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of EFI, and VUTEk. A copy of the Merger Agreement has been filed as Exhibit 10.1 to our Current Report on Form 8-K dated April 14, 2005 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

In a press release dated June 2, 2005, EFI announced the closing of the acquisition of VUTEk and that results for the quarter ended June 30, 2005 are expected to be in line with the guidance provided on April 20, 2005. The full text of the press release is furnished as Exhibit 99.01 and is incorporated herein by reference.

The information in this Item 7.01, included that incorporated herein by reference, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this item, including that incorporated by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by paragraph (a) of Item 9.01 of Form 8-K are not included in this report. These financial statements will be filed as soon as practicable, but not later than 71 days after the date on which this initial report was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by paragraph (b) of Item 9.01 of Form 8-K are not included in this report. These financial statements will be filed as soon as practicable, but not later than 71 days after the date on which this initial report was required to be filed.

(c) Exhibits

99.01 Press Release dated June 2, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics for Imaging, Inc.

June 2, 2005	By:	/s/ Joseph Cutts

Name: Joseph Cutts
Title: Chief Financial Officer and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.01	Press Release dated June 2, 2005.